SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                November 6, 2000
                Date of Report (Date of earliest event reported)


                              POORE BROTHERS, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                      1-14556                   86-0786101
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
    of incorporation)                                        Identification No.)


                           3500 South La Cometa Drive
                             Goodyear, Arizona 85338
               (Address of principal executive offices) (zip code)


                                 (623) 932-6200
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

     On October 28, 2000, the Registrant's Goodyear, Arizona manufacturing plant sustained fire damage causing the temporary shutdown of the facility. On November 6, 2000, the Registrant issued a press release (attached hereto as Exhibit 99.1 and which is hereby incorporated by reference herein) which provides an update regarding the fire damage and the Company's efforts to restore operations.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 7, 2000                       POORE BROTHERS, INC.


                                             By: /s/ Thomas W. Freeze
                                                --------------------------------
                                                Thomas W. Freeze
                                                Senior Vice President &
                                                Chief Financial Officer

                                  EXHIBIT INDEX

     EXHIBIT NUMBER                        DESCRIPTION
     --------------                        -----------

          99.1                Press Release, dated November 6, 2000